UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2009 (August 6, 2009)

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center
Suite 1070
Westchester, IL	60154
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 6, 2009, TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse”) issued a press release announcing its financial and operating results for the fiscal quarter ended June 30, 2009 and providing information relating to its previously announced webcast being held to discuss such results.  A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2009, TreeHouse issued a press release announcing that the Board of Directors of TreeHouse elected Dennis F. O’Brien as an independent director and David B. Vermylen as a director of TreeHouse.  Messrs. O’Brien and Vermylen filled the vacancies created by the increase in the number of authorized directors from seven (7) to nine (9) members, which was approved by the Board of Directors on August 6, 2009.  A copy of this press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 6, 2009, the Board of Directors of TreeHouse amended Article II, Section 2.2 of the Bylaws of TreeHouse to increase the number of directors from seven (7) to nine (9).

Item 7.01.  Regulation FD Disclosure.

See “Item 2.02. Results of Operations and Financial Condition” above.

The information in this Form 8-K under Item 2.02 and Item 7.01 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Exhibit Description
99.1	Press Release dated August 6, 2009, announcing financial results for the fiscal quarter ended June 30, 2009
99.2	Press Release dated August 6, 2009, announcing election of Dennis F. O’Brien and David B. Vermylen as directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: August 6, 2009	By:	/s/ Thomas E. O'Neill
Thomas E. O'Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
99.1	Press Release dated August 6, 2009, announcing financial results for the fiscal quarter ended June 30, 2009
99.2	Press Release dated August 6, 2009, announcing election of Dennis F. O’Brien and David B. Vermylen as directors